SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

Commission File Number: 000-49620

Cobalis Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	91-1868007 (I.R.S. Employer Identification No.)
2445 McCabe Way, Suite 150, Irvine, CA (Address of principal executive offices)	92614 (Zip Code)
(949) 757-0001 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On December 20, 2006, ("Agreement Date") the Registrant, Cobalis Corp., a Nevada corporation ("we") entered into a Securities Purchase Agreement with Cornell Capital Partners, L.P. ("Cornell Capital") pursuant to which we agreed to issue up to an aggregate principal amount of $3,850,000 of convertible debentures ("Purchase Price"). Of that amount, $2,500,000 was funded within three business days of the Agreement Date. Two additional closings of $675,000 each are scheduled to occur as follows: the first upon our filing of a registration statement with the Securities and Exchange Commission (“SEC”), and the second upon that registration statement being declared effective by the SEC. There is no guarantee that we will complete and file a registration statement, or that if filed, there is no guarantee that the SEC will declare the registration statement effective.

In the event that the registration statement is either untimely filed or declared effective, is not filed nor declared effective by the required dates, then we may be in default on these agreements, and we face certain liquidated damages in addition to other rights that Cornell Capital may have. The liquidated damages, at Cornell Capital’s option, include demand for a cash amount payable within three business days equal to 1% of the liquidated value of the Convertible Debentures outstanding for each thirty (30) day period after the required filing deadline or the scheduled effective date, as the case may be. However, the liquidated damages would be payable for no more than fifteen months after the Agreement Date and no liquidated damages would be owed if Cornell Capital fails to provide timely information or if the SEC finds that the terms of the transactions are non-compliant with law and requires the registration statement to be withdrawn and the terms renegotiated.

The secured debentures are convertible at the option of Cornell Capital any time up to maturity at a conversion price equal to the lesser of the fixed conversion price of $0.99, or the market conversion price, defined as 90% of the average of the lowest three daily volume weighted average trading prices per share of our common stock during the fifteen trading days immediately preceding the conversion date, as quoted by Bloomberg, LP. We may, at our option, redeem the debenture beginning after four months after the registration statement is declared effective by the SEC, in the event that occurs.

The debentures have a two-year term and accrue interest at 8% per year payable in our common stock at the rate equal to the conversion price of the debentures in effect at the time of payment. Interest and principal payments on the $2,500,000 debenture is due on the maturity date of December 20, 2008.

The debentures are secured by a security agreement with Cornell Capital, which is secured by all our assets, including, but not limited to, assets acquired from Gene Pharmaceuticals, LLC, including the patents for our primary product under development, pursuant to an Asset Pledge Statement. The debentures are also secured by a pledge of 8,400,000 of the shares of our common stock which are owned by Radul Radovich, one of our directors, and his affiliated entities, which comprises approximately 23.6 % of our currently issued and outstanding common stock. Finally, our officers and directors have executed lock-up agreements restricting the sale of shares of our common stock that they own for a period extending for 30 days after all amounts due under the convertible debentures have been paid.

We plan to use the proceeds for general corporate purposes and for working capital.

We have agreed to prepare and file a registration statement under the Securities Act of 1933, as amended, that includes the shares of common stock issuable upon conversion of the debentures and upon exercise of the warrants, within forty-five days of the Agreement Date, and use our best efforts to have that registration statement declared effective within one hundred thirty five days of the Agreement Date.

We also issued to Cornell Capital an aggregate total of 6,640,602 warrants, exercisable on a cash basis provided we are not in default, with the aggregate exercise price of $5,500,000 in four classes: 1,333,333 A Warrants at $0.75 per share, expiring six months after any effective date of the registration statement referenced above; 1,205,400 B Warrants at $0.8296 per share, expiring six months after any effective date of the registration statement referenced above; 2,343,959 C Warrants at $0.7466, expiring five years after the agreement date; and 1,757,901 D Warrants at $0.9955, expiring five years after the agreement date. The A and B Warrants carry forced exercise provisions. The C and D Warrants are non-callable. The exercise price of the warrants is subject to adjustment as provided for in Section 8 of each of the respective four attached Warrant Agreements.

We also agreed to also pay a structuring fees to Yorkville Advisors of $22,500, and a due diligence fee of $7,500. We also agreed to pay Yorkville Advisors a fee of 10% of the Purchase Price.

Issuance of the securities sold was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to an accredited investor in a private transaction without the use of any form of general solicitation or advertising. The underlying securities are “restricted securities” subject to applicable limitations on resale.

Item 2.03. Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 8.01 Other Events

On December 21, 2006, we issued the press release announcing the closing on the financing transaction described above with Cornell Capital as set forth in Exhibit 99.1.

Item 9.01	Exhibits
10.4.2	Asset Pledge Statement by Gene Pharmaceuticals, LLC
10.5	Securities Purchase Agreement between Cobalis Corp. and Cornell Capital Partners LP
10.6	Secured Convertible Debenture for $2,500,000
10.7	Registration Rights Agreement between Cobalis Corp. and Cornell Capital Partners LP
10.8	Security Agreement between Cobalis Corp. and Cornell Capital Partners LP
10.9	Pledge and Escrow Agreement
10.10	Transfer Agent Instructions
10.11	Form of Lock Up Agreement
10.12	“A Warrant” Agreement between Cobalis Corp. and Cornell Capital Partners LP
10.13	“B Warrant” Agreement between Cobalis Corp. and Cornell Capital Partners LP
10.14	“C Warrant” Agreement between Cobalis Corp. and Cornell Capital Partners LP
10.15	“D Warrant” Agreement between Cobalis Corp. and Cornell Capital Partners LP
99.1	Press Release dated December 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cobalis Corp.

Date: December 27, 2006	By:	/s/ Chaslav Radovich
Chaslav Radovich President

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